Exhibit 4.1

TP COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 88165N 10 5 THIS CERTIFIES THAT IS THE RECORD HOLDER OF BY FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF AMERICAN Tetraphase Pharmaceuticals, Inc.COUNTERSIGNED transferable on the books of the Corporation in person or by duly authorized Attorney, upon surrender of the Certificate properly endorsed. STOCK AND This WITNESS Certificate the facsimile is not valid signatures until countersigned of the Corporation’s by the Transfer duly authorized Agent and officers. registered by the Registrar. New(Brooklyn, TRANSFER Dated: TRANSFER TRUST& REGISTERED: York) AGENT AUTHORIZED AND COMPANY, LLC PRESIDENT TREASURER AND SECRETARY SIGNATURE REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT			(Cust)	(Minor)
JT TEN			under Uniform Gifts to Minors

Act
(State)

Additional abbreviations may also be used though not in the above list.

    For value received,                                                                                                                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                                                Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.